Washington Mutual Investors Fund, Inc.

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $1,200,617
------------------ --------------------------------
------------------ --------------------------------
Class B            $34,980
------------------ --------------------------------
------------------ --------------------------------
Class C            $33,095
------------------ --------------------------------
------------------ --------------------------------
Class F            $44,042
------------------ --------------------------------
------------------ --------------------------------
Total              $1,312,734
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $10,025
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $1,410
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $2,093
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $470
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $306
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $295
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $6,084
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $23,111
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $10,400
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $11,419
------------------ --------------------------------
------------------ --------------------------------
Total              $65,613
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5950
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3707
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3487
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.5693
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.5601
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3158
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3210
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4700
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.5437
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3540
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3593
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4893
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.5763
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.6593
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,049,510
------------------ ----------------------------------
------------------ ----------------------------------
Class B            97,760
------------------ ----------------------------------
------------------ ----------------------------------
Class C            100,932
------------------ ----------------------------------
------------------ ----------------------------------
Class F            84,055
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,332,257
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        21,211
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        4,982
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        7,599
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        1,186
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        706
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          1,153
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          20,998
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          57,360
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          27,850
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          20,743
------------------ ----------------------------------
------------------ ----------------------------------
Total              163,788
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $29.85
----------------------- -------------------------
----------------------- -------------------------
Class B                 $29.69
----------------------- -------------------------
----------------------- -------------------------
Class C                 $29.64
----------------------- -------------------------
----------------------- -------------------------
Class F                 $29.80
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $29.83
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $29.72
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $29.71
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $29.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $29.79
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $29.71
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $29.64
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $29.73
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $29.78
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $29.85
----------------------- -------------------------